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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                         July 18, 2001 (July 18, 2001)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      1-10308                    06-0918165
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NUMBER)


      9 WEST 57TH STREET
         NEW YORK, NY                                                   10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                               (ZIP CODE)


                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.     OTHER EVENTS

            Earnings Release. On July 18, 2001, we reported our 2001 second quarter results, which are discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety, and should be read in conjunction with the Note Regarding Forward-Looking Statements attached hereto as Exhibit 99.2, which is also incorporated herein by reference in its entirety.


ITEM 7.     EXHIBITS

            See Exhibit Index.





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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENDANT CORPORATION



                                    BY: /s/ Tobia Ippolito
                                        -------------------
                                        Tobia Ippolito
                                        Executive Vice President, Finance and
                                        Chief Accounting Officer


Date:  July 18, 2001



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

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K




                                  EXHIBIT INDEX


EXHIBIT
   NO.            DESCRIPTION
-------           -----------

  99.1            Press Release: Cendant Reports Record Second
                  Quarter 2001 Results

  99.2            Note Regarding Forward-Looking Statements












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